Exhibit H

                                 CINERGY SYSTEM
                              CORPORATE STRUCTURE (1)
                              as of December 31, 2004


Cinergy Corp. (Delaware, 6/30/1993)

        Cinergy Services, Inc. (Delaware, 2/23/1994)

        The Cincinnati Gas & Electric Company (Ohio, 4/3/1837)
                (please see Subpart A)

        PSI Energy, Inc. (Indiana, 9/6/1941)
                South Construction Company, Inc. (Indiana, 5/31/1934)

        Cinergy Global Resources, Inc. (Delaware, 5/15/1998)
                (please see Subpart C)

        Cinergy Investments, Inc. (Delaware, 10/24/1994)
                (please see Subpart B)

        Cinergy Receivables Company LLC (Delaware, 1/10/2002)

        Cinergy Risk Solutions Ltd. (Vermont, 11/5/2004)

        CinTec LLC (Delaware, 11/16/2000; formerly CinTech LLC)
                CinTec I LLC (Delaware, 11/16/2000; formerly CinTech I LLC)
                        eVent   Resources I LLC (Delaware, 11/17/2000; formerly
                        Event Capital I LLC)(2)
                                *eVent Resources Holdings LLC (Delaware,
                                12/13/2000; formerly eVent (Triple Point) LLC)
                CinTec II LLC (Delaware, 12/23/2003)

        Cinergy Technologies, Inc. (Delaware, 7/26/2000; formerly Cinergy Ventures Holding Company, Inc.)
                *Cinergy Broadband, LLC (Delaware, 9/22/2003)
                        ACcess Broadband, LLC (Delaware, 12/16/2003; formerly National BPL, LLC) (4)
                        CCB Communications, LLC (Delaware, 6/2/2003; formerly Current Broadband (Ohio), LLC) (3)
                *Cinergy Ventures, LLC (Delaware, 7/25/2000)
                        Configured Energy Systems, Inc.
                        Current Communications Group, LLC (Delaware
                        10/24/2000) (5)
                        Maximum Performance Group, Inc. (Delaware 12/16/2002)
                Cinergy Ventures II, LLC (Delaware, 9/1/2000)
                        Catalytic Solutions, Inc. (California, 1/31/1996) Electric City Corp. (Delaware, 5/6/1998)
                *Cinergy e-Supply Network, LLC (Delaware, 8/10/2000)
                Cinergy One, Inc. (Delaware, 9/5/2000)
                *Cinergy Two, Inc. (Delaware, 11/6/2000)

        Cinergy Wholesale Energy, Inc. (Ohio, 11/27/2000)
                Cinergy Power Generation Services, LLC (Delaware, 11/22/2000) Cinergy Origination & Trade, LLC (Delaware, 10/19/2001)
Cinergy Foundation, Inc. (Indiana, 12/7/1988)

     * "Exempt Telecommunications Company" (as defined in PUHCA) per certification by the Federal Communications Commission.

(1) This chart includes all corporations and other business organizations in which Cinergy Corp. owns, directly or indirectly, at least 5% of the outstanding voting securities. Please note that the footnotes below are intended to indicate Cinergy's ownership (not voting) interest in jointly-owned companies. For certain jointly-owned companies, Cinergy's percentage ownership interest will differ (be greater or less than) Cinergy's percentage voting interest.
(2) Jointly owned 80% by CinTec I LLC and 20% by CinTec II, LLC.
(3) Jointly owned 50% by Cinergy Broadband, LLC and 50% by
    Current Broadband I, LLC
(4) Jointly owned 50% by Cinergy Broadband, LLC and 50% by Current Communications Holdings, LLC
(5) Jointly owned 9.8% by Cinergy Ventures, LLC and 90.2% by other investors.


        Subpart A

Cinergy Corp. (Delaware, 6/30/1993)

        The Cincinnati Gas & Electric Company (Ohio, 4/3/1837)
                Cinergy Power Investments, Inc. (Ohio, 12/5/2000)
                The Union Light, Heat and Power Company (Kentucky, 3/20/1901) Tri-State Improvement Company (Ohio, 1/14/1964)
                Miami Power Corporation (Indiana, 3/25/1930)
                KO Transmission Company (Kentucky, 4/11/1994)
                Ohio Valley Electric Corporation (Ohio, 10/1/52) (1)


(1) Jointly owned 9% by The Cincinnati Gas & Electric Company, 39.9% by American Electric Power Company, Inc., 4.3% by Columbus Southern Power Company, 4.9% by The Dayton Power and Light Company, 2.5% by Kentucky Utilities Company, 4.9% by Louisville Gas and Electric Company, 16.5% by Ohio Edison Company, 1.5% by Southern Indiana Gas and Electric Company, 4% by The Toledo Edison Company, 12.5% by Allegheny Energy, Inc. Formed for the purpose of providing the large electric power requirement projected for a major DOE uranium enrichment complex. OVEC has in turn a subsidiary called Indiana Kentucky Electric Corporation which provides similar services.


        Subpart B

Cinergy Investments, Inc. (Delaware, 10/24/1994) (1)
        *Cinergy-Cadence, Inc. (Indiana, 12/27/1989; formerly PSI Power
        Resource Operations, Inc.)
                *Cadence Network, Inc.(Delaware, 9/3/1997) (2)
        Cinergy Capital & Trading, Inc. (Indiana, 10/8/1992; formerly Wholesale Power Services, Inc.)
                (please see subpart B-1)
        *Cinergy Telecommunications Holding Company, Inc. (Delaware, 9/20/1996; formerly Cinergy Communications, Inc.)
                Q-Comm Corporation (Nevada, 9/26/96) (3)
                *Lattice Communications, LLC (Delaware, 1/7/99) (4)
        Cinergy Engineering, Inc. (Ohio, 3/28/1997)
        *Cinergy-Centrus, Inc. (Delaware, 4/23/98; formerly Cinergy-Ideon, Inc.) *Cinergy-Centrus Communications, Inc. (Delaware, 7/17/98)
        Cinergy Solutions Holding Company, Inc. (Delaware, 2/11/1997; formerly Cinergy Solutions, Inc.)
                (please see Subpart B-2)
        Cinergy Supply Network, Inc. (Delaware, 1/14/98)
                Reliant Services, LLC (Indiana, 6/25/98) (5)
                        MP Acquisition Corp., Inc. (Indiana, 10/17/2000)
                                Miller Pipeline Corporation (Indiana, July 19,
                                1995)
                        *Fiber Link, LLC (Indiana, 9/5/2000) (6)
        Cinergy Technology, Inc. (Indiana, 12/12/1991; formerly PSI Environmental Corp.)


* "Exempt Telecommunications Company" (as defined in PUHCA) per certification by the Federal Communications Commission.
(1) Some of the subsidiaries listed are not currently engaged in active business operations. Contact the Legal Department to determine status of a particular company.
(2) Cadence Network LLC merged into Cadence Network, Inc. effective 3/10/00.
(3) Jointly owned 32.7% by Cinergy Telecommunications Holding Company, Inc. and 67.3% by other investors.
(4) Jointly owned 43.5% by Cinergy Telecommunications Holding Company, Inc., 43.5% Lattice Investors, L.P., and 13% by Lattice Partners LTD.
(5) Jointly owned 50% each with Vectren Utility Services, Inc. (formerly Vectren Enterprises and IGC Energy, Inc.).
(6) Jointly owned 75% Reliant Services, LLC and 25% by another investor.


        Subpart B-1

Cinergy Investments, Inc. (Delaware, 10/24/1994) (1)
        Cinergy Capital & Trading, Inc. (Indiana, 10/8/1992; formerly Wholesale Power Services, Inc.)
                Brownsville Power I, LLC (Delaware, 7/13/1998)
                Caledonia Power I, LLC (Delaware, 7/13/1998)
                CinCap IV, LLC (Delaware, 12/3/1997) (2)
                CinCap V, LLC (Delaware, 7/21/98) (3)
                CinPower I, LLC (Delaware, 6/12/1998)
                Cinergy Canada, Inc. (Alberta, Canada, 4/20/2001)
                Cinergy Climate Change Investments, LLC (Delaware, 6/9/2003) Cinergy Limited Holdings, LLC (Delaware, 12/14/2001)
                Cinergy General Holdings, LLC (Delaware, 12/14/2001)
                        Cinergy Marketing & Trading, LP (Delaware, 10/27/95; formerly Producers Energy Marketing, LLC) (4)
                                Ohio River Valley Propane, LLC (formerly
                                Cinergy Propane, LLC (Delaware, 10/18/2001)
                Cinergy Mexico Limited, LLC (Delaware, 2/17/2004)
                Cinergy Mexico General, LLC (Delaware, 2/17/2004)
                        Cinergy Mexico Holdings, L.P. (Delaware, 2/20/2004) (5)
                                Cinergy Mexico Marketing & Trading, LLC
                                (Delaware, 2.24.2004)
                Cinergy Retail Power Limited, Inc. (Delaware, 8/6/2001)
                Cinergy Retail Power General, Inc. (Texas, 8/7/2001)
                        Cinergy Retail Power, L.P. (Delaware, 8/8/2001) (6)
                Cinergy Retail Sales, LLC (Delaware, 12/9/2003)
                CinFuel Resources, Inc. (Delaware, 1/10/2002)
                        LH1, LLC (Delaware, 1/10/2002) (7)
                                Oak Mountain Products, LLC (Delaware, 7/9/2001)
                Cinergy Transportation, LLC (Delaware, 6/14/2000)
                SYNCAP II, LLC (Delaware, 10/13/2000)

(1) Some of the subsidiaries listed are not currently engaged in active business operations.
(2) Jointly owned 10% by Cinergy Capital & Trading, Inc. and 90% by other investors managed via the 1998 CinPower Trust.
(3) Jointly owned 10% by Cinergy Capital & Trading, Inc. and 90% by other investors managed via the 1999 CinPower Trust.
(4) Jointly owned 99.9% by Cinergy Limited Holdings, LLC and .1% by Cinergy General Holdings, LLC.
(5) Jointly owned 99.99% by Cinergy Mexico Limited, LLC and .01% by Cinergy Mexico General, LLC
(6) Jointly owned 99% by Cinergy Retail Power Limited, Inc. and 1% by Cinergy Retail Power General, Inc.
(7) Jointly owned 99% Cinergy Capital & Trading, Inc. and 1% by CinFuel Resources, Inc.


        Subpart B-2

Cinergy Investments, Inc. (Delaware, 10/24/1994) (1)
        Cinergy Solutions Holding Company , Inc. (Delaware, 2/11/1997; formerly Cinergy Solutions, Inc.)
                1388368 Ontario Inc. (Ontario, 12/2/99)
                3036243 Nova Scotia Company (Nova Scotia, 12/10/99)
                        Cinergy Solutions Limited Partnership (Ontario, 12/14/99) (2)
                Cinergy Solutions - Demand, Inc. (Delaware, 4/6/98; formerly Vestar, Inc., and formerly Cinergy Business Solutions, Inc.)
                        Cinergy Solutions - Demand, Ltd. (Ontario, 3/9/84; formerly Vestar Limited, and formerly Rose Technology Group Limited) (3)
                                3075959 Nova Scotia Company (Nova Scotia,
                                4/7/2003)
                                Keen Rose Technology Group Limited (Ontario,
                                8/26/99)
                                Optimira Controls, Inc. (Ontario, 4/14/1997)(4)
                Cinergy EPCOM College Park, LLC (Delaware, 8/20/99)
                Cinergy Solutions, Inc. (Delaware, 6/2/2000)
                        (please see attached list of subsidiaries)
                Cinergy Solutions of Tuscola, Inc. (Delaware, 10/13/98)
                Delta Township Utilities, LLC (Delaware, 7/5/2001) (7)
                Delta Township Utilities II, LLC (Delaware, 3/25/2004)
                Energy Equipment Leasing LLC (Delaware, 11/12/98) (5) Trigen-Cinergy Solutions LLC (Delaware, 2/18/1997) (6) Trigen-Cinergy Solutions of Ashtabula LLC (Delaware, 4/21/99)(5) Cinergy Solutions of Boca Raton, LLC (Delaware, 9/4/98)
                Cinergy Solutions of Cincinnati, LLC (Ohio, 7/29/1997)
                Cinergy Solutions - Utility, Inc. (Delaware, 9/27/2004) Trigen-Cinergy Solutions of Lansing LLC (Delaware, 11/3/99) (7)
                        Trigen/Cinergy - USFOS of Lansing LLC (Delaware, 11/3/1999) (9)
                Trigen-Cinergy Solutions of Orlando LLC (Delaware, 6/12/1998)(7) Trigen-Cinergy Solutions of Owings Mills LLC (Delaware,
                9/20/99) (5)
                Trigen-Cinergy Solutions of Owings Mills Energy Equipment Leasing, LLC (Delaware, 10/20/99) (5)
                Trigen-Cinergy Solutions of Rochester LLC (Delaware,
                10/20/99)(5)
                Trigen-Cinergy Solutions of Silver Grove LLC (Delaware,
                3/18/99) (5)
                Cinergy Solutions of St. Paul LLC (Delaware 8/13/98)
                        Environmental Wood Supply, LLC (Minnesota, 8/10/2000)(8) St. Paul Cogeneration LLC (Minnesota, 12/18/98) (8)
                 Trigen-Cinergy Solutions of Tuscola, LLC (Delaware, 8/21/98)(5)

(1) Some of the subsidiaries listed are not currently engaged in active business operations.
(2) Jointly owned 99.9% by 3036243 Nova Scotia Company and .1% by 1388368 Ontario, Inc.
(3) 1381055 Ontario, Inc. (Ontario, 10/22/99) and Rose Technology Group Limited (Ontario, 3/9/84) are predecessors to the amalgamation effective 12/17/99.
(4) Jointly owned 90.8301% by Cinergy Solutions - Demand, Ltd. and 9.1699% by another investor.
(5) Jointly owned 49% by Cinergy Solutions Holding Company, Inc. and 51% by Trigen Solutions, Inc.
(6) Jointly owned 50% each with Trigen Solutions, Inc., a subsidiary of Trigen Energy Corporation.
(7) Jointly owned 51% by Cinergy Solutions Holding Company, Inc. and 49% by Trigen Solutions, Inc.
(8) Jointly owned 50% by Cinergy Solutions of St. Paul LLC and 50% by Market Street Energy Company, LLC.
(9) Jointly owned 80% by Trigen-Cinergy Solutions of Lansing, LLC and 20% by U.S. Filter Operating Services, LLC.



Cinergy Investments, Inc. (Delaware, 10/24/1994)
        Cinergy Solutions Holding Company , Inc. (Delaware, 2/11/1997; formerly Cinergy Solutions, Inc.)
                Cinergy Solutions, Inc. (Delaware, 6/2/2000)
                        BSPE Holdings, LLC (Delaware, 1/10/2001)(1)
                                BSPE Limited, LLC (Delaware, 1/10/2001)
                                BSPE General, LLC (Texas, 1/11/2001)
                                        BSPE, L.P. (Delaware, 1/16/2001) (2)
                        Cinergy Energy Solutions, Inc. (Delaware, 11/9/2000)
                                U.S. Energy Biogas Corporation (formerly
                                Zahren Alternative Power Corporation (Delaware, 12/28/1993; formerly ZFC Environmental Holdings Limited) (3)
                        Cinergy GASCO Solutions, LLC (Delaware, 11/9/2000)
                                Countryside Landfill Gasco., L.L.C. (Delaware, 8/23/96)
                                Morris Gasco, L.L.C. (Delaware, 12/31/96)
                                Brown County Landfill Gas Associates, L.P
                                (Delaware, 3/22/2000) (4)
                        Cinergy Solutions of Monaca, LLC (Delaware, 12/16/2003) Cinergy Solutions of Narrows, LLC (Delaware, 3/17/2003) Cinergy Solutions of Rock Hill, LLC (Delaware, 3/17/2003)
                        Cinergy Solutions of San Diego, Inc. (Delaware, 1/29/2004; formerly Cinergy Solutions of San Diego, LLC, Delaware, 1/9/2004)
                        Cinergy Solutions of South Charleston, LLC (Delaware, 8/24/2004)
                        Cinergy Solutions of St. Bernard, LLC (Delaware,
                        1/6/2003)
                        Cinergy Solutions O&M, LLC (Delaware, 8/30/2004)
                        Cinergy Solutions Operating Services of Delta Township, LLC (Delaware, 12/15/2004)
                        Cinergy Solutions Operating Services of Lansing, LLC (Delaware, 6/25/2002)
                        Cinergy Solutions Operating Services of Shreveport,
                        LLC (Delaware, 6/28/2002)
                        Cinergy Solutions Operating Services of Oklahoma, LLC (Delaware, 8/13/2002)
                        Cinergy Solutions of Philadelphia, LLC (Delaware, 5/11/2001)
                        Cinergy Solutions Partners, LLC (Delaware, 9/12/2000)
                                CST Limited, LLC (Delaware, 5/18/2001;
                                formerly CS Limited, LLC)
                                CST General, LLC (Texas, 5/22/2001)
                                        CST Green Power, L.P. (Delaware,
                                        5/23/2001) (5)
                                                Green Power Holdings, LLC
                                                (Delaware, 12/12/2000) (6)
                                                        Green Power G.P., LLC
                                                        (Texas, 12/15/2000)
                                                        Green Power Limited,
                                                        LLC (Delaware,
                                                        12/12/2000)
                                                                South Houston
                                                                Green Power,
                                                                L.P. (Delaware,
                                                                12/19/2000;
                                                                formerly Green
                                                                Power, L.P.) (7)
                        CSGP of Southeast Texas, LLC (Delaware, 2/22/2001)
                        CSGP Limited, LLC (Delaware, 4/5/2001)
                        CSGP General, LLC (Texas, 4/5/2001)
                                CSGP Services, L.P. (Delaware, 4/6/2001) (8)
                        Lansing Grand River Utilities, LLC (Delaware, 9/14/2000) Oklahoma Arcadian Utilities, LLC (Delaware, 12/5/2000)(9)
                        Shreveport Red River Utilities, LLC (Delaware, 10/16/2000) (9)

(1) Jointly owned 50% by Cinergy Solutions Inc., LLC and 50% by BP Global Power Corp.
(2) Jointly owned 1% by BSPE General, LLC and 99% by BSPE Limited, LLC.
(3) Jointly owned 46% by Cinergy Energy Solutions, Inc. and 54% by US Energy Systems, Inc.
(4) Jointly owned 99.99% by Cinergy Gasco Solutions, LLC and 0.01% by ZFC Energy, Inc.
(5) Jointly owned 1% by CST General, LLC and 99% by CST Limited, LLC
(6) Jointly owned 50% by CST Green Power, L.P. and 50% by BP Global
    Power Corp.
(7) Jointly owned 1% by Green Power G.P., LLC and 99% by Green Power
    Limited, LLC.
(8) Jointly owned 1% by CSGP General, LLC and 99% by CSGP Limited, LLC
(9) Jointly owned 40.8% by Cinergy Solutions, Inc., 39.2% by Trigen Solutions, Inc., and 20% by U.S. Filter Operating Services, Inc.


        Subpart C

Cinergy Global Resources, Inc. (Delaware, 5/15/1998) (1)
        Cinergy Global Power, Inc. (Delaware, 9/4/1997; formerly Cinergy Investments MPI, Inc.)
                CGP Global Greece Holdings, SA (Greece, 8/10/2001) (2)
                        Attiki Denmark ApS (Denmark, 10/1/2000; formerly ApS Kbus 17nr. 1693) (3)
                                Attiki Gas Supply Company SA (Greece,
                                11/2/2001) (4)
                Cinergy Global Ely, Inc. (Delaware, 8/28/98)
                        EPR Ely Power Limited (England, 5/7/98) (5)
                                EPR Ely Limited (England, 7/10/97)
                                        Ely Power Limited (England, 7/3/97)
                                        Anglian Straw Limited (England, 5/14/90)
                        Anglian Ash Limited (England, 3/1/99) (6)
                Cinergy Global Power Services Limited (England, 8/14/1997; formerly MPI International Limited)
                Cinergy Global Power (UK) Limited (England, 2/5/98)
                        Cinergy Global Trading Limited (England, 5/25/99)
                                Cinergy Trading and Marketing Limited (England and Wales, 7/30/2003)
                                Commercial Electricity Supplies Limited
                                (England, 8/10/93)
                                Cinergy Renewable Trading Limited (England,
                                1/11/00; formerly Renewable Trading Limited)
                                UK Electric Power Limited (England, 12/24/1920) Cinergy Global Power Iberia, S.A.
                                (Spain, 6/17/1998)
                Cinergy Global Holdings, Inc. (Delaware, 12/18/98)
                        Cinergy Holdings B.V. (The Netherlands, 4/7/48;
                        formerly Watercorner Investments B.V.)
                                Cinergy Zambia B.V. (The Netherlands, 11/18/85; formerly MPII (Zambia) B.V.)
                                        Copperbelt Energy Corporation PLC
                                        (Republic of Zambia, 9/19/97) (7)
                                                Power Sports Limited (Republic
                                                of Zambia 1/5/1999)
                                Moravske Teplarny a.s. (Czech Republic, 6/18/91; formerly Teplarna Svit a.s.)
                                Cinergetika U/L a.s. (Czech Republic, 10/5/98; formerly SETUZA energetika a.s.) (8)
                Cinergy Global (Cayman) Holdings, Inc. (Cayman Islands, 9/4/1997; formerly Cinergy MPI III, Inc.)
                        Cinergy Global Hydrocarbons Pakistan (Cayman Islands, 9/4/1997; formerly Cinergy MPI I, Inc.)
                        Cinergy Global Tsavo Power (Cayman Islands, 9/4/1997; formerly Cinergy MPI II, Inc.)
                                IPS-Cinergy Power Limited (Kenya, 4/28/1999;
                                formerly Highbury Investments Limited) (9)
                                        Tsavo Power Company Limited (Kenya,
                                        1/22/1998) (10)
                        Cinergy MPI V, Inc. (Cayman Islands, 9/4/1997)
                eVent Resources Overseas I, LLC (Delaware, 5/29/2001) (11) Midlands Hydrocarbons (Bangladesh) Limited (England, 6/29/93) Cinergy Global Power Africa (Proprietary) Limited (South Africa, 8/3/1999)
        Cinergy UK, Inc. (Delaware, 5/1/1996; formerly M.E. Holdings)

(1) Some subsidiaries listed are not currently engaged in active business operations.
(2)  Cinergy Global Holdings, Inc. holds one share in this company.
(3)  Jointly owned 51% by CGP Global Greece Holdings SA, and 49% by Shell Gas
     B.V.
(4) Jointly owned 49% by Atiki Denmark ApS and 51% by Attiki Gas Distribution Company SA
(5) Jointly owned 30% by Cinergy Global Ely, Inc., and 70% by Energy Power Resources Limited.
(6) Jointly owned 30% by Cinergy Global Ely, Inc. and 70% by Energy Power Resources Limited.
(7) Jointly owned 38.5% by Cinergy Zambia B.V., 38.5% by National Grid Holland B.V. (changed its name to National Grid Zambia B.V. on January 12, 1998), 20% is owned by ZCCM Investment Holdings PLC (formerly Zambia Consolidated Copper Mines Limited) and 3% by local senior management. The local senior managers of Copperbelt Energy Corporation PLC (5 individuals referred to as LTTPD, the local technical team of power division) have acquired 3% of the issued ordinary share capital of the Company (giving them each a total of 60,000 shares) pursuant to the LTTPD Share Rights Scheme (Cinergy Zambia BV component and National Grid Zambia BV component). The acquisition of such shares (the final transfer of which occurred on 28 August 2001) represents the vesting of LTTPD's entire entitlement pursuant to the LTTPD Share Rights Scheme. Cinergy Zambia B.V., formerly MPII (Zambia) B.V., formerly Seascope Holding B.V., was originally organized in The Netherlands on November 18, 1985. The name was changed to Cinergy Zambia B.V. effective September 18, 1998 and MPII (Zambia) B.V. effective November 19, 1997.
(8) 700 out of 701 shares of stock acquired by Cinergy Global Resources 1 B.V. One Share retained by the seller, SETUZA a.s.
(9) Jointly owned 48.2% by Cinergy Global Tsavo Power and 51.8% by Industrial Promotion Services (Kenya) Limited.
(10) Owned 49.9% by IPS-Cinergy Power Limited.
(11) Common interests held by Cinergy Global Power, Inc. and Preferred interests held by eVent Resources I LLC